Summary Prospectus May 1, 2020
MML Series Investment Fund II
MML Equity Fund
Initial Class, Service Class

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.massmutual.com/funds. You can also get this information at no cost by calling 1-888-309-3539 or by sending an email request to fundinfo@massmutual.com.
INVESTMENT OBJECTIVES
This Fund’s primary objective is to achieve a superior total rate of return over an extended period of time from both capital appreciation and current income. Its secondary objective is the preservation of capital when business and economic conditions indicate that investing for defensive purposes is appropriate.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The expenses in the table do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a variable life insurance or variable annuity contract. If these charges were reflected, the fees and expenses in the table would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Initial Class	Service Class
Management Fees	.41%	.41%
Distribution and Service (Rule 12b-1) Fees	N/A	.25%
Other Expenses	.04%	.04%
Total Annual Fund Operating Expenses	.45%	.70%
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. If separate account or variable life insurance or variable annuity contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Initial Class	$46	$144	$252	$567
Service Class	$72	$224	$390	$871
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 113% of the average value of its portfolio.
INVESTMENTS, RISKS, AND PERFORMANCE
Principal Investment Strategies
The Fund invests primarily in common stocks of companies that the subadvisers believe are undervalued in the marketplace. While the Fund does not limit its investments to issuers in a particular capitalization range, the subadvisers currently focus on securities of larger size companies. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks, preferred stocks, securities convertible into common or preferred stocks, and other securities, such as warrants and stock rights, whose value is based on stock prices. The Fund typically invests most of its assets in securities of U.S. companies, but may invest up to 25% of its total assets in foreign securities and American Depositary Receipts (“ADRs”), including emerging market securities. The Fund may use futures contracts for hedging or investment purposes as a substitute for investing directly in securities. Use of derivatives by the Fund may create investment leverage. The Fund may at times have significant exposure to one or more industries or sectors, such as the financials sector. The Fund may hold a portion of its assets in cash or cash equivalents.
The Fund is managed by two subadvisers, T. Rowe Price Associates, Inc. (“T. Rowe Price”) and Brandywine Global Investment Management, LLC (“Brandywine Global”), each being responsible for a portion of the portfolio, although they may manage different amounts of the Fund’s assets. Each subadviser employs a bottom-up, value-based investment approach in selecting securities for the Fund.
T. Rowe Price seeks to identify companies that appear to be undervalued by various measures and may be temporarily out of favor but have good prospects for capital appreciation. T. Rowe Price generally looks for companies with one or more of the following: low price/earnings, price/book value, price/sales, or price/cash flow ratios relative to the broader equity market, a company’s peers, or a company’s own historical norm; low stock price relative to a company’s underlying asset values; companies that may benefit from restructuring activity; and/or a sound balance sheet and other positive financial characteristics.
In pursuing the Fund’s investment objective, T. Rowe Price has the discretion to purchase some securities that do not meet its normal investment criteria described above, when it believes there is an opportunity for substantial appreciation (such as, for example, T. Rowe Price believes a security could increase in value as a result of a change in management, an extraordinary corporate event, a new product introduction or innovation, or a favorable competitive development).
T. Rowe Price may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities
Brandywine Global invests in securities that meet its value criteria, primarily, price-to-earnings, price-to-book, price momentum, and share change and quality, based on both quantitative and fundamental analysis. Brandywine Global expects to hold approximately 175 – 250 stocks under normal market conditions.
Brandywine Global invests in securities of companies that meet its value criteria based on both quantitative and fundamental analysis. Brandywine Global’s investment process begins with a valuation screen that identifies large cap stocks with favorable financial ratios. A quantitative deselection process is then applied to eliminate equities that have poor price momentum or high share issuance. Finally Brandywine Global performs a thorough fundamental analysis which seeks to identify and eliminate (de-select) companies with deteriorating fundamentals, anticipated earnings declines, or material write-offs. Brandywine Global may also consider additional factors in its selection process.
Brandywine Global typically sells a security of a company when Brandywine Global believes it is no longer a large capitalization value company, if the company’s fundamentals deteriorate, when an investment opportunity arises that Brandywine Global believes is more compelling, or in order to realize gains or limit potential losses. However, Brandywine Global may retain securities of companies that no longer meet its initial purchase criteria.
Principal Risks
The following are the Principal Risks of the Fund. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund. Certain risks relating to instruments and strategies used in the management of the Fund are placed first. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Equity Securities Risk Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, or investor confidence, or announcements of economic, political, or financial information.
Derivatives Risk Derivatives can be highly volatile and involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. If the value of a derivative does not correlate well with the particular market or asset class the derivative is designed to provide exposure to, the derivative may not have the effect or benefit anticipated. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Many derivatives are traded in the over-the-counter market and not on exchanges.
Foreign Investment Risk; Emerging Markets Risk; Currency Risk Investments in securities of foreign issuers, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, industry, political, regulatory, and other conditions. Political, social, diplomatic, and economic developments, U.S. and foreign government action such as the imposition of currency or capital blockages, controls, or tariffs, economic and trade sanctions or embargoes, security suspensions, entering or exiting trade or other intergovernmental agreements, or the expropriation or nationalization of assets in a particular country, can cause dramatic declines in certain or all securities with exposure to that country and other countries. In the event of nationalization, expropriation, or other confiscation, the Fund could lose its entire foreign investment in a particular country. There may be quotas or other limits on the ability of the Fund (or clients of the Fund’s investment adviser or subadviser) to invest or maintain investments in securities of issuers in certain countries. Enforcing legal rights can be more difficult, costly, and limited in certain foreign countries, and can be particularly difficult against foreign governments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by changes in currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. The securities of some non-U.S. companies, especially those in emerging markets, are less liquid and at times more volatile than securities of comparable U.S. companies. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates. Frontier markets, a subset of emerging markets, generally have smaller economies and less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier markets are more susceptible to having abrupt changes in currency values, less mature markets and settlement practices, and lower trading volumes that could lead to greater price volatility and illiquidity. Non-U.S. transaction costs, such as brokerage commissions and custody costs may be higher than in the United States. In addition, foreign markets can react differently to market, economic, industry, political, regulatory, and other conditions than the U.S. market.
Large Company Risk Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund’s investments in large-capitalization stocks to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock the investment adviser or subadviser judges to be undervalued may actually be appropriately priced.
Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.
Convertible Securities Risk Convertible securities are subject to the risks of both debt instruments and equity securities. The price of a convertible security may change in response to changes in price of the underlying equity security, the credit quality of the issuer, and interest rates. In general, the values of convertible securities tend to decline as interest rates rise and to rise when interest rates fall. A convertible security generally has less potential for gain or loss than the underlying equity security.

Credit Risk Credit risk is the risk that an issuer, guarantor, or liquidity provider of a fixed income security held by the Fund may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. The Fund may also be exposed to the credit risk of its counterparty to repurchase agreements, reverse repurchase agreements, swap transactions, and other derivatives transactions, and to the counterparty’s ability or willingness to perform in accordance with the terms of the transaction. The value of such transactions to the Fund will depend on the willingness and ability of the counterparty to perform its obligations, including among other things the obligation to return collateral or margin to the Fund.
Liquidity Risk Certain securities may be difficult (or impossible) to sell or certain positions may be difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time. The Fund may not receive the proceeds from the sale of certain investments for an extended period.
Management Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses.
Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.
Preferred Stock Risk Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, changes in interest rates may adversely affect the value of a preferred stock that pays a fixed dividend.
Quantitative Models Risk The portfolio managers use quantitative models as part of the idea generation process. Quantitative models are based upon many factors that measure individual securities relative to each other. Such models may not produce the intended results and can be adversely affected by errors or imperfections in the factors or the data on which measurements are based, changing sources of market return or market risk, or any technical issues with the design, construction, implementation, or maintenance of the models.
Sector Risk The Fund may allocate more of its assets to particular industries or to particular economic, market, or industry sectors than to others. This could increase the volatility of the Fund’s portfolio, and the Fund’s performance may be more susceptible to developments affecting issuers in those industries or sectors than if the Fund invested more broadly.
Small and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of small and medium-sized companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Their shares can be less liquid than those of larger companies, especially during market declines. Small and medium-sized companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.
Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.
Performance Information
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Initial Class shares. The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Performance shown does not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. If these amounts were reflected, returns would be less than those shown. Past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Performance
Initial Class Shares
Highest Quarter:	4Q ’10,	12.53%	Lowest Quarter:	3Q ’11,	-18.18%
Average Annual Total Returns
(for the periods ended December 31, 2019)
		One Year	Five Years	Ten Years
Initial Class	MML Equity Fund	25.92%	7.37%	10.52%
Service Class	MML Equity Fund	25.61%	7.10%	10.25%
Russell 1000® Value Index (reflects no deduction for fees, expenses, or taxes)		26.54%	8.29%	11.80%
MANAGEMENT
Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)
Subadviser(s): T. Rowe Price Associates, Inc. (“T. Rowe Price”)
Brandywine Global Investment Management, LLC (“Brandywine Global”)
Portfolio Manager(s):
Mark S. Finn, CFA, CPA is a Vice President and Portfolio Manager at T. Rowe Price. He has managed the Fund since May 2019.
Joseph J. Kirby is a Portfolio Manager at Brandywine Global. He has managed the Fund since December 2017.
Henry F. Otto is a Managing Director and Portfolio Manager at Brandywine Global. He has managed the Fund since December 2017.
Steven M. Tonkovich is a Managing Director and Portfolio Manager at Brandywine Global. He has managed the Fund since December 2017.
PURCHASE AND SALE OF FUND SHARES
Shares of the Fund are generally available to separate investment accounts of variable life insurance and variable annuity contracts offered by companies such as MassMutual. An investor should consult the company issuing the investor’s variable life insurance or variable annuity contract to determine how to make redemptions.
TAX INFORMATION
Dividends and capital gain distributions are paid to the insurance company separate accounts. Variable life insurance and variable annuity contract owners should refer to the variable life insurance or variable annuity product prospectus or consult with their own tax adviser for information regarding the tax consequences of their investment.
PAYMENTS TO INSURANCE COMPANIES AND THEIR AFFILIATES
The Fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) or other intermediary for distribution and/or other services. These payments may be a factor that the insurance company considers in including the Fund as an underlying investment option in the variable insurance contract or may create a conflict of interest by influencing the insurance company or other intermediary to recommend the variable insurance contract over another investment. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

[THIS PAGE INTENTIONALLY LEFT BLANK]

[THIS PAGE INTENTIONALLY LEFT BLANK]